Exhibit 10.98

VALIDITY GUARANTY

This Validity Guaranty, dated December 31, 2012, but made effective as of January 16, 2013 (the “Validity Guaranty”), is made by William J. Caragol, Jr., an individual (the “Undersigned”), for the benefit of TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (the “Lender”).

RECITALS

A.           Pursuant to a Securities Purchase Agreement dated of even date herewith between PositiveID Corporation (the “Borrower”) and the Lender (the “Purchase Agreement”), Borrower has agreed to issue to the Lender and the Lender has agreed to purchase from Borrower certain senior secured, convertible, redeemable debentures (the “Debentures”), as more specifically set forth in the Purchase Agreement; and

B.           The Undersigned is the President and CEO of the Borrower.

D.           As a condition to entering into the Purchase Agreement and purchasing the Debentures from Borrower, Lender has required the execution and delivery of this Validity Guaranty by the Undersigned.

NOW THEREFORE, the Undersigned, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1.            Definitions.  Capitalized terms used in this Validity Guaranty shall have the meanings given to them in the Purchase Agreement, unless otherwise defined herein.

2.            Guaranty. The Undersigned does hereby absolutely and unconditionally, represent, warrant and guarantee to Lender that:

(a)           All reports, schedules, certificates, and other information at any time and from time to time delivered or otherwise reported to Lender by Borrower while this Validity Guaranty is in effect, including, without limitation, all due diligence information, financial statements, tax returns, and all supporting information or documentation delivered in connection therewith, shall be bona fide, complete, correct, and accurate in all material respects and shall accurately and completely report all matters purported to be covered or reported thereby.

(b)           All representations and warranties made by the Borrower in the Debentures, the Purchase Agreement, and any other Transaction Documents, are complete, correct, and accurate in all material respects and do not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)           All Collateral (as defined in the Security Agreement): (i) is and will be owned by Borrower and will be possessed by Borrower or its agent; (ii) will not be subject to any Encumbrance, except for the Permitted Lien (as defined in the Security Agreement) or as otherwise permitted by Lender; and (iii) will be maintained only at the locations designated in the Purchase Agreement or Security Agreement, unless Borrower obtains Lender’s prior written consent.

3.            Consideration for Guaranty.  The Undersigned acknowledges and agrees with Lender that, but for the execution and delivery of this Validity Guaranty by the Undersigned, Lender would not have entered into the Purchase Agreement or the Debentures.

4.            Indemnification.  The Undersigned hereby agrees and undertakes to indemnify, defend, and save Lender free and harmless of and from any damage, loss, and expense (including, without limitation, reasonable attorneys’ fees and costs) which Lender may sustain or incur, directly or indirectly, as a result of any breach, default or material inaccuracy of any of the representations, warranties, covenants, and agreements contained herein; provided, however, the Undersigned shall only have liability hereunder to the extent the breach, default, or material inaccuracy is determined by a court of competent jurisdiction to be a result of fraud or intentional or knowing misrepresentations.  The Undersigned’s liability hereunder is direct and unconditional. Upon the occurrence of a breach or default of any of the representations, warranties or covenants in Section 2 above, the Lender may enforce this Validity Guaranty independently of any other remedy or security Lender at any time may have or hold under the Purchase Agreement or other Transaction Documents, and it shall not be necessary for Lender to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Validity Guaranty.

5.            Cumulative Remedies.  Lender’s rights and remedies hereunder are cumulative of all other rights and remedies which Lender may now or hereafter have with respect to the Undersigned, Borrowers, or any other Person.

6.            Borrower’s Financial Condition.  The Undersigned acknowledges that he has reviewed and is familiar with the Debentures, the Purchase Agreement and all other Transaction Documents and is familiar with the operations and financial condition of the Borrower, and agrees that Lender shall not have any duty or obligation to communicate to the Undersigned any information regarding Borrower’s financial condition or affairs.

7.            Assignability.  This Validity Guaranty shall be binding upon the Undersigned and shall inure to the benefit of Lender and its successors or assigns.  Lender may at any time assign Lender’s rights in this Validity Guaranty.

8.            Continuing  Guaranty.  This is a continuing guaranty and shall remain in full force and effect until such date as all amounts owing by Borrower to Lender under the Debentures, the Purchase Agreement or any other Transaction Documents shall have been indefeasibly paid in full in cash and there shall be no further commitments to advance any funds by Lender to the Borrower under the Purchase Agreement; provided, however, if the Undersigned shall cease being an officer, director or employee of the Borrower, this Validity Guaranty shall terminate as to the Undersigned, but only upon TCA’s receipt of an executed Validity Guaranty in substantially the same form as this instrument from another officer, director or employee in a position of equal or greater seniority as the Undersigned and reasonably acceptable to Lender.

9.            Further Assurances.  The Undersigned agrees that he will cooperate with Lender at all times in connection with any actions taken by Lender pursuant to the Debentures, the Purchase Agreement or any other Transaction Documents, to monitor, administer, enforce, or collect upon Lender’s rights and remedies thereunder.  In the event Borrower should cease or discontinue operating as a going concern in the ordinary course of business, then for so long as any obligations under the Debentures, the Purchase Agreement or any other Transaction Documents remain outstanding, the Undersigned agrees that he shall assist Lender in connection with any such action, as Lender may request.

10.           Choice Of Law and Venue Selection.  All terms and provisions hereof and the rights and obligations of the Undersigned and Lender hereunder shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without reference to conflict of laws principles.  The Undersigned hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in Clark County, Nevada, and agrees and consents that service of process may be made upon the Undersigned in any legal proceeding relating to this Validity Guaranty or any other relationship between Lender and the Undersigned.  Any judicial proceeding by the Undersigned against Lender involving, directly or indirectly, any matter in any way arising out of, related to, or connection with this Validity Guaranty or Debentures, the Purchase Agreement or any other documents executed in connection therewith shall be brought only in a state or federal court in Clark County, Nevada, having jurisdiction.  The Undersigned hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, that any such proceeding is brought in an inconvenient forum or that the venue thereof is improper. Nothing herein shall limit the right of Lender to bring proceedings against the Undersigned in the courts of any other jurisdiction.

11.           WAIVER OF JURY TRIAL.  THE UNDERSIGNED AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN THE UNDERSIGNED AND LENDER OR AMONG BORROWER, THE UNDERSIGNED, AND LENDER AND/OR LENDER’S AFFILIATES ARISING OUT OF OR IN ANY WAY RELATED TO THIS VALIDITY GUARANTY, ANY OTHER DOCUMENT OR ANY RELATIONSHIP AMONG LENDER, THE UNDERSIGNED, BORROWER, AND/OR ANY AFFILIATE OF LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED IN THE CREDIT AGREEMENT.

12.           ADVICE OF COUNSEL.  THE UNDERSIGNED ACKNOWLEDGE THAT EACH OF THEM HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS VALIDITY GUARANTY.

13.           Electronic Signatures.  Lender is hereby authorized to rely upon and accept as an original this Validity Guaranty which is sent to Lender via facsimile, .pdf, or other electronic transmission.

[SIGNATURE PAGE TO FOLLOW]

The Undersigned has executed this Validity Guaranty as of the date first above written.

By:	/s/ William Caragol
Name:	William Caragol, Jr.

Validity Guaranty Signature Page

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